UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 6, 2011

MINDESTA INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-30651	11-3763974
(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 201, 290 Picton Avenue, Ottawa, Ontario, Canada K1Z 8P8
(Address of Principal Executive Offices) (Zip Code)

(613) 241-9959
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

Mindesta Inc. (the “Company”) released a press release attached hereto as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is intended to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 8.01   Other Events

On September 6, 2011, the Company received notice, from the Financial Industry Regulatory Authority’s OTC Corporate Action Department, that effective September 7, 2011, the trading of the Company’s shares on the OTCBB would be under the new trading symbol “MDST”. The Company had previously traded under the symbol “IDSM”.

Item 9.01	Exhibits

Exhibit Number	Exhibit
99.1	Press Release

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDESTA INC.
Dated September 6, 2011	By:	/s/ Gregory B. Bowes
Gregory B. Bowes
Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release